MOHR SECTOR NAV ETF

Ticker Symbol: SNAV

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(a series of the Collaborative Investment Series Trust)

Supplement dated August 30, 2024 to the Prospectus and

Summary Prospectus of Mohr Sector Nav ETF (the “Fund”) dated February 1, 2024, as supplemented.

Effective immediately, the Prospectus and Summary Prospectus of the Fund are hereby revised as described below.

The first three paragraphs under the sections “Principal Investment Strategies” related to the Fund are deleted in its entirety and replaced with the following.

The Fund is an actively managed exchange traded fund (“ETF”) that is managed by Retireful, LLC (the “Adviser”) and designed for investors looking for long-term growth and who can tolerate full market risk that can result in large principal value fluctuations. The Adviser seeks to achieve the Fund’s investment objective by using a tactical approach to invest in various industry sectors. The Adviser’s tactical investment strategy allocates the Fund’s assets to these sectors based on the Adviser’s investment research process (as discussed below).

In pursuing the Fund’s strategy, the Adviser tactically allocates the Fund’s assets across the 11 sectors found in the S&P 500 Index: technology, health care, financials, real estate, energy, materials, consumer discretionary, industrials, utilities, consumer staples and communications. As described below, the Fund may also have exposure to broad market indices including but not limited to the S&P 500 Index and money market funds, depending on market conditions.

The Fund seeks exposure to the various sectors through investment in sector-specific exchange-traded funds (ETFs) that seek to track a particular sector index. In tactically allocating the Fund’s assets across various sectors, the Adviser utilizes quantitative data including sector price movement to analyze the sector’s potential for attractive risk-adjusted returns. Each of the 11 industry sectors has the opportunity to be represented in a sleeve or sleeves of the Fund. When the data indicates a positive market signal for a sector, that sector sleeve of the Fund will invest in a sector-specific ETF with the potential of representing multiple sleeves. When the data indicates a neutral market signal for a sector, that sector sleeve will be invested in an ETF that tracks the broad market, such as the S&P 500 Index. When the data indicates a negative market signal for a sector, that sector sleeve will be invested in a money market fund.

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You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2024. Each of the Summary Prospectus, Prospectus and SAI provide information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866)-464-6608.